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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 5, 2003

                          CITIZENS FIRST BANCORP, INC.
             (Exact name of registrant as specified in its charter)


Delaware                              0-32041               38-3573852
(State or other jurisdiction          (Commission           (IRS Employer
of incorporation)                     File Number)          Identification  No.)


                  525 Water Street, Port Huron, Michigan 48060
                    (Address of principal executive offices)

                                 (810) 987-8300
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changes since last report)




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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.

         The following exhibits are furnished herewith:

         EXHIBIT NO.                DESCRIPTION OF EXHIBIT

         99.1 Press Release dated May 5, 2003 with respect to the Registrant's Financial results for the first quarter ended March 31, 2003, and $0.08 per share cash dividend.


ITEM 9.    INFORMATION FURNISHED UNDER ITEM 12
           RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The information included in this section is intended to be included under "Item
12. Disclosure of Results of Operations and Financial Condition" and is included under this Item 9 in accordance with SEC Release No. 33-8216.

On May 5, 2003, the Registrant announced (i) financial results for the first quarter ended March 31, 2003, reporting earnings of $3.2 million, or $.40 per share; and (ii) that the Company's board of directors has declared a quarterly cash dividend of $0.08 per share, payable on May 19, 2003 to stockholders of record on May 8, 2003.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CITIZENS FIRST BANCORP, INC.
                                                   (Registrant)


Date:   May 5, 2003                       By: /s/ Marshall J. Campbell
                                             ---------------------------------
                                                   (Signature)
                                                Marshall J. Campbell
                                                Chairman, President and Chief
                                                   Executive Officer






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                                 EXHIBIT INDEX

EXHIBIT NO.             DESCRIPTION

EX-99.1             CITIZENS FIRST BANCORP, INC. PRESS RELEASE DATED MAY 5, 2003